                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event reported):

                                OCTOBER 22, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       NEVADA                          001-14256                13-3869719
(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On October 22, 2001, Westport Resources Corporation, a Nevada corporation (the "Company") issued a press release announcing that it intends to offer approximately $200 million of Senior Subordinated Notes due 2011 by means of a private placement pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended. The offering of the notes, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States to non-U.S. investors. The Company expects to price the notes the week of October 29, 2001. The Company will use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its bank credit facility. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                    EXHIBIT
                    NUMBER                        EXHIBIT

                     99.1 Press release dated October 22, 2001 entitled "Westport Resources Commences Private Placement of $200 Million of Senior Subordinated Notes."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WESTPORT RESOURCES CORPORATION

Date: October 22, 2001                         By:       /s/ Howard L. Boigon
                                                     ------------------------
                                               Name:  Howard L. Boigon
                                               Title: Vice President, General
                                                      Counsel and Secretary

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                         EXHIBIT
      ------                         -------
       99.1*      Press release dated October 22, 2001 entitled "Westport
                  Resources Commences Private Placement of $200 Million of
                  Senior Subordinated Notes."

           * Filed herewith.